Exhibit 99.1

November 5, 2007 Platts MLP Symposium The Oil & Gas MLP Process Structuring the Assets, Leveraging the Model

Forward-Looking Statements Statements made by representatives of Legacy Reserves LP (the "Partnership") during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward- looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Please see the factors described in the Partnership's Annual Report on Form 10-K in Item 1A under "Risk Factors". The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Why MLP the Upstream Sector? Flow-through tax treatment Non-taxable at the entity level Up to 100% tax deferral due to cost depletion and IDC's Distributions reduce basis, possible recapture of depreciation Effective means to raise capital Hunger for yield among aging baby boomers creates product demand Use to acquire assets or manage estate/generational issues Superior valuation for right set of assets High PDP, low decline, high R/P, low reserve replacement costs Increase C-Corp shareholder value by spinning out select assets Lower cost of capital vs. C-Corp's However, not as low as advertised Liquid Hedging Markets Support Distribution Visibility and Loan Value

Hurdles in Forming an MLP Recruiting a management team with appropriate experience public-worthy team with a meaningful stake who can work together Engage SEC-qualified Audit and Law Firms very busy, very expensive ($300-$1000 per hour) you must be "accepted" by the audit firm (a reasonable risk) Build GAAP Financial Statement History audit at least three calendar years plus stub period required may have construct predecessor history to inception to have GAAP book basis complications with constructing carve-out financial history Put together an MLP Credit Facility Secure a Reputable and Capable IPO Underwriting Syndicate not all investment banks have the right MLP distribution - need sticky retail systems need committed research support -"Buy" ratings are not guaranteed

Drivers of Upstream MLP / LLC Activity Long-Lived, Predictable Reserve Base Availability of Longer-Term Hedging Exploitation Strategy, Not Exploration Conservative Balance Sheet / Coverage Ratio Low decline rates / High R/P ratios High levels of PDP with predictable upside opportunities Low development costs New upstream MLPs focus on exploitation, rather than rely on exploration to support cash flow. Exploitation of established reserve base is ideal. Longer-term, liquid hedging market supports MLPs by providing visible acquisition economics and cash for distribution. Analysts are emphasizing solid coverage ratios of distributable cash flow to distributions in Upstream MLPs.

Proper Asset Selection Natural decline < 10% per year Terminal decline < 8% per year PDP R/P > 10 years (Annualized production / Proved developed producing reserves) Established decline, not year one of a hyperbolic decline PDP / Total Proved Reserves >70% Capital requirements < 30% of EBITDA per year to maintain production and reserves

Predictable, Long-lived Production Permian Basin Field South Texas Field

Reinvestment Requirement Comparison of Decline Rates @ 15%/yr decline, produce 180 MBoe * $50/Boe = $9.0MM CF @ 5%/yr decline, produce 286 MBoe * $50/Boe = $14.3MM CF -40 Boepd -40 Boepd Difference = $5.3MM CF 15% 5% Note: Hypothetical case based on fixed annual exponential decline rates projected over 10 year period.

Example Components of MLP Reserve Growth Reserve Replacement Important to Upstream MLPs

MLP's Work Better in the Right Basins Over 24 BBbls produced since 1921 Represents 20% of lower 48 states and 68% of Texas oil production (1) Multiple producing formations Established infrastructure and ample take-away capacity Long-lived reserves Predictable, shallow decline rates Large remaining oil-in-place and gas resource base (1) Source: http://www.utpb.edu Map Source: Midland Map Company. Permian Basin

Fragmented Ownership in Mature U.S. Producing Basins Fragmented ownership provides numerous acquisition opportunities Working interest owners and royalty owners number 100-fold the number of operators Much effort required to roll-up small operators and owners Top 5 Operators 1,700+ Operators 0.3% (1) Ownership based on production. Permian Basin includes Texas Railroad Commission Districts 7C, 8, 8A and Lea and Eddy County, New Mexico. Permian Basin data as of July 31, 2005; Legacy production data as of September 30, 2006. 63.6% 36.1% Permian Basin Ownership Profile (1)

Mid-continent Acquisition History Note: Per John S. Herold, Inc's 2007 Global Upstream M&A Review (from publicly available data). Mid-Continent includes the Permian Basin, excludes corporate transactions. Publicly Announced Transactions Does not reflect private transactions

Recent Upstream MLP Transactions - 81% Proved Developed

MLP's More Competitive on High PDP Assets Source: Tristone Capital from period 6/05-8/07 Upstream MLP's buying 81% Proved Developed, compared to E&P C-Corps buying 59% PDP

Legacy & Predecessor Acquisition History $342 million of purchases at an average cost of $9.08 per Boe of proved reserves in over 35 deals 1999 - 2002 2003 - 2005 2006 - 2007 1999 - 2002 13.1 13.1 13.1 2003 - 2005 0 7 7 2006 - 2007 0 0 13.1 13.1 20.1 33.2 7.0 13.1 7.0 13.1 13.1 Acquired Reserves (1999 - 2007)

Legacy 2007 YTD Acquisitions Closed $176 million of acquisitions in the last six months averaging: $13.64 per Boe of proved reserves 91% PDP, 14.8 year R/P $73,881 per Boepd 5.3 times cash flow

2005 - 2006 (1) Excludes $7.0 million allocated to the operating rights which generate over $1.7 million of annual operating fees. Acquired 8.15 MMBoe for $11.73 / Boe Legacy Pre-IPO Acquisitions

Deal Network and Approach Relationship driven - tap all of our employees' networks "Deal of the Day" phones never stop ringing - answer them! Scrutinize Value Independent analysis of each property and the upside Straightforward, short-cycle PSA negotiations Do what we say Always have capital available have a trusty banker with undrawn capacity on standby

Hedging Key to Mitigating Volatility Underwriters and Institutional Investors require hedging 3+ years Investors have an asymmetric risk profile, wanting more downside protection by giving up some of the upside Hedging improves borrowing capacity given long term bank prices of $45- $50 per barrel, swaps are the cheapest insurance Hedging locks in payout on acquisitions where transaction multiples are rising with commodity prices May want to hedge when committing to a deal prior to closing Given hedge positions in the $65-$75 range, hedging with bank group is wise given margin calls exposure with non-bank risk management firms Mortgaged producing assets backstop the hedge positions with the banks

Hedging Practices Among Upstream MLP's Relative Hedging Positions Term % Comments Atlas Energy Resources 2007-2012 100-66 Gas swaps BreitBurn Energy Partners 2007-2009 70-56 Oil swaps Constellation Energy Partners 2007-2010 80-60 Gas swaps/puts EV Energy Partners 2007-2010 75-45 Swaps & collars Legacy Reserves 2007-2012 77-36 Swaps only Linn Energy 2007-2012 100-80 Includes puts Source: From company websites derived from presentations given during 2Q 2007

Commodity Price Hedging Summary 2007 2008 2009 2010 2011 2012 Hedged Volume 274 1025 948 883 665 550 Price ($/Bbl) 68.81 68.57 66.65 65.26 70.17 70.04 Proved Production 1000 1025 1050 950 WTI oil swaps used to hedge NGL production in 2009 (85,200 Bbls), 2010 (84,600 Bbls), 2011 (78,000 Bbls) and 2012 (75,600 Bbls). Includes NYMEX and Waha / ANR-OK swaps, where the latter indexes trade at a discount to NYMEX Henry Hub but better reflect what Legacy is paid for its natural gas. 2007 2008 2009 2010 2011 2012 Proved Production 2500 2400 2350 2200 Hedged Volume 656 2403 2217 1963 694 404 Price ($/MMBtu) 8.63 8.32 8.14 7.84 7.72 7.57 656 * 2,403 2,217 1,963 274 * 1,025 948 883 550 665 Oil (1) Natural Gas (2) Over 74% of forecasted production hedged for 2007-08 and over 60% hedged through 2010. 694 * 4th Quarter 2007 404

Commodity Price Hedging Summary 2007 2008 2009 2010 2011 2012 Hedged Volume 1683 6458 2265 Price ($/Gallon) 1.32 1.27 1.15 64.32 70.58 70.55 Proved Production 1000 1025 1050 950 2007 2008 2009 2010 2011 2012 Proved Production 2500 2400 2350 2200 Hedged Volume 423 1580 1372 1211 781 617 Price ($/Bbl) 63.14 62.37 61.13 60.34 66.63 67.35 423 1,580 1,372 1,211 1,683 2,265 6,458 NGL's BOE's Over 74% of forecasted production hedged for 2007-08 and over 60% hedged through 2010. 617 781

In 2006, 5 upstream MLP/LLCs went public, followed by Legacy in January 2007, Encore in September and Vanguard in October. Upstream MLPs Trading History

MLP Distribution Yield Comparables Note: Energy MLP data from RBC Capital Markets as of 11/1/07. Large Cap Pipeline / Midstream MLPs Index: Market Cap > $1.4 B. Includes Buckeye, Boardwalk, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, Oneok, Plains, TEPPCO, NuStar. Coal MLPs Index: Alliance, Natural Resource Partners, Penn Virginia. Small Cap Pipeline / Midstream MLPs Index: Market Cap < $1.4 B. Includes Atlas, Copano, Crosstex, DCP, Genesis, Hiland, Holly, MarkWest, Martin, Regency, Sunoco, TC, Transmontaigne, Williams. Public MLP General Partner Index: General Partners of Alliance, Atlas, Buckeye, Crosstex, Energy Transfer, Enterprise, Hiland, Inergy, Magellan, NuStar, Penn Virginia.

Legacy Ownership GP Interest <0.1% Public Unitholders 37% 144A & Reg D Unitholders 9% Sellers of Assets to Legacy 3% Founding Investors, Directors and Management 51% Ticker: LGCY Exchange: NASDAQ Unit Price (11/1/07): $22.88 per unit Quarterly Distribution: $0.43 per unit Yield: 7.5% Market Capitalization: $596 million GP Interest New Unitholders 144A & Reg D Sellers of Assets Founding Investors Interest 0.07 37 9 3 51 Note: Ownership as of 10/8/07

Significant Advantages of MLP without IDR(1) Lower cost of capital than traditional MLP structure Unit distribution growth not burdened by IDRs to the GP Long term cost of capital advantage Simple and fair alignment of interests among all investors Investors share equally in all cash flows With significant ownership, management is strongly motivated to increase distributions Facilitates accretive acquisitions Acquisitions are more accretive at a given price Ability to use units as acquisition currency (1) IDR is an Incentive Distribution Right owned by the general partner.

IDR's Increase Cost of Capital Maximum EBITDA Maximum IDR Tier Multiple (1) 50% 8-9x 25% 10x 2% 11-12x Source: Wachovia Capital Markets, LLC Equity Research report, "WACCy World of MLP's" dated August 8, 2007 by Yves Seigel and Michael Blum Represents the maximum EBITDA multiple that can be paid on an investment for the transaction to remain accretive over the life of the MLP

Upstream MLP WACC Source: Wachovia Capital Markets, LLC Equity Research report, "WACCy World of MLP's" dated August 8, 2007 by Yves Seigel and Michael Blum

Parting Thoughts Upstream MLP sector is here to stay There will be more (Pioneer, PetroHawk, Exco, Venoco, etc), But not as many as predicted due to tightening of and discrimination in the capital markets Asset transaction metrics will continue to climb due to price and competition for assets Smaller assets are cheaper, but almost as much work to pursue and close 2008 will be an inflection point for the oil business in politics

November 5, 2007 Platts MLP Symposium The Oil & Gas MLP Process Structuring the Assets, Leveraging the Model